CSFB05-7G1AR7 - Price/Yield - 1A5

Balance	$18,000,000.00	Delay	24	WAC	5.7	WAM	352
Coupon	5.15	Dated	7/1/2005	NET	5.25	WALA	8
Settle	7/29/2005	First Payment	8/25/2005

Price	1	2	3	4	5	6	7	8	9
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
97-00.00	5.415	5.435	5.453	5.463	5.476	5.710	5.862	6.140	6.416
97-04.00	5.405	5.424	5.441	5.451	5.463	5.686	5.830	6.095	6.359
97-08.00	5.395	5.413	5.429	5.439	5.450	5.662	5.799	6.051	6.301
97-12.00	5.385	5.402	5.417	5.426	5.437	5.638	5.768	6.006	6.243
97-16.00	5.375	5.392	5.406	5.414	5.424	5.614	5.736	5.962	6.185
97-20.00	5.365	5.381	5.394	5.402	5.411	5.590	5.705	5.917	6.128
97-24.00	5.355	5.370	5.382	5.389	5.398	5.566	5.674	5.873	6.070
97-28.00	5.345	5.359	5.370	5.377	5.386	5.542	5.643	5.829	6.013
98-00.00	5.335	5.348	5.359	5.365	5.373	5.518	5.612	5.785	5.956
98-04.00	5.325	5.337	5.347	5.353	5.360	5.494	5.581	5.741	5.899
98-08.00	5.315	5.326	5.335	5.341	5.347	5.470	5.550	5.696	5.842
98-12.00	5.306	5.315	5.324	5.329	5.335	5.447	5.519	5.653	5.785
98-16.00	5.296	5.305	5.312	5.317	5.322	5.423	5.489	5.609	5.728
98-20.00	5.286	5.294	5.301	5.304	5.309	5.399	5.458	5.565	5.671
98-24.00	5.276	5.283	5.289	5.292	5.297	5.376	5.427	5.521	5.614
98-28.00	5.266	5.272	5.277	5.280	5.284	5.352	5.396	5.477	5.558
99-00.00	5.257	5.262	5.266	5.268	5.271	5.329	5.366	5.434	5.501
99-04.00	5.247	5.251	5.254	5.256	5.259	5.305	5.335	5.390	5.445
99-08.00	5.237	5.240	5.243	5.244	5.246	5.282	5.305	5.347	5.388
99-12.00	5.227	5.230	5.231	5.232	5.234	5.258	5.274	5.303	5.332
99-16.00	5.218	5.219	5.220	5.220	5.221	5.235	5.244	5.260	5.276
99-20.00	5.208	5.208	5.208	5.209	5.209	5.211	5.213	5.216	5.220
99-24.00	5.198	5.198	5.197	5.197	5.196	5.188	5.183	5.173	5.164
99-28.00	5.189	5.187	5.186	5.185	5.184	5.165	5.153	5.130	5.108
100-00.00	5.179	5.176	5.174	5.173	5.171	5.142	5.122	5.087	5.052
100-04.00	5.170	5.166	5.163	5.161	5.159	5.118	5.092	5.044	4.996
100-08.00	5.160	5.155	5.152	5.149	5.147	5.095	5.062	5.001	4.941
100-12.00	5.150	5.145	5.140	5.138	5.134	5.072	5.032	4.958	4.885
100-16.00	5.141	5.134	5.129	5.126	5.122	5.049	5.002	4.915	4.830
100-20.00	5.131	5.124	5.118	5.114	5.110	5.026	4.972	4.872	4.774
100-24.00	5.122	5.113	5.106	5.102	5.097	5.003	4.942	4.830	4.719
100-28.00	5.112	5.103	5.095	5.091	5.085	4.980	4.912	4.787	4.664
101-00.00	5.103	5.093	5.084	5.079	5.073	4.957	4.882	4.745	4.609
101-04.00	5.093	5.082	5.073	5.067	5.060	4.934	4.852	4.702	4.554
101-08.00	5.084	5.072	5.062	5.056	5.048	4.911	4.822	4.660	4.499
101-12.00	5.074	5.062	5.050	5.044	5.036	4.888	4.792	4.617	4.444
101-16.00	5.065	5.051	5.039	5.032	5.024	4.865	4.763	4.575	4.389
101-20.00	5.056	5.041	5.028	5.021	5.012	4.842	4.733	4.533	4.334
101-24.00	5.046	5.031	5.017	5.009	5.000	4.820	4.703	4.490	4.280
101-28.00	5.037	5.020	5.006	4.998	4.987	4.797	4.674	4.448	4.225
102-00.00	5.028	5.010	4.995	4.986	4.975	4.774	4.644	4.406	4.171

Spread @ Center Price	78	85	88	90	92	115	123	131	136
WAL	23.61	19.66	17.31	16.21	15.06	6.46	4.75	3.21	2.43
Mod Durn	12.92	11.77	10.93	10.50	10.00	5.35	4.11	2.89	2.23
Principal Window	Aug08 - Nov34	Aug08 - Nov34	Aug08 - Nov34	Aug08 - Nov34	Aug08 - Nov34	Aug08 - May14	Aug08 - Dec10	Jun08 - Jan09	Oct07 - Mar08

Prepay	100 PSA	200 PSA	250 PSA	275 PSA	300 PSA	400 PSA	500 PSA	750 PSA	1000 PSA

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.522 3.885 3.937 4.018 4.220 4.466

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.